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THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2005

AMERICAN HOME MORTGAGE INVESTMENT TRUST 2005-3 (as depositor under a Series 2005-3 Indenture dated as of September 20, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-3)

American Home Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-127036 (Commission File Number)	20-0103914 (I.R.S. Employer Identification No.)

520 Broadhollow Road Melville, New York (Address of Principal Executive Offices)		11747 (Zip Code)

Registrant’s telephone number, including area code, is (516) 396-7700

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Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable
(c)	Exhibits:

5.1  Opinion of Thacher Proffitt & Wood LLP regarding Legality

8.1 Opinion of Thacher Proffitt & Wood LLP regarding Tax Matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE SECURITIES LLC

By:        /s/ Alan Horn

Name:	Alan Horn
Title:	Executive Vice President

Dated: October 5, 2005